Exhibit 99.1
SUPPLEMENTAL HISTORICAL FINANCIAL INFORMATION
Effective June 1, 2026, FedEx Corporation (“FedEx”) changed its fiscal year end from May 31 to December 31. As a result, FedEx will report operating results covering the seven-month transition period from June 1, 2026 through December 31, 2026 (the “Transition Period”) in a Transition Report on Form 10-K. Following the Transition Period, FedEx will report its operating results on a calendar-year basis, beginning with the fiscal year ending December 31, 2027. Prior to the change in fiscal year end, FedEx reported financial results on a fiscal-year basis for the twelve months ending May 31. Below is an illustration of the reporting periods before and after the change in fiscal year end:
On June 1, 2026, FedEx completed its spin-off of FedEx’s less-than-truckload freight transportation services businesses conducted through FedEx Freight (“FedEx Freight”) into a new, publicly traded company (the “Spin-Off”). The FedEx Freight business also included FedEx Custom Critical, Inc., LTL Select, and other operations historically included within the FedEx Freight reporting segment. As a result of the Spin-Off, FedEx no longer consolidates the FedEx Freight business and FedEx Freight is no longer a reportable segment.
In accordance with the requirements of U.S. Generally Accepted Accounting Principles (“GAAP”), following the Spin-Off, FedEx Freight is presented as discontinued operations and excluded from both continuing operations and segment results for all reporting periods, including comparable historical periods. Discontinued operations do not include historical intercompany transactions between FedEx and FedEx Freight, which were previously eliminated in consolidation. It also does not include allocations of shared service costs, such as data and technology, commercial back-office, and other general expenses, that were previously allocated to FedEx Freight through intercompany charges. Upon the Spin-Off, a portion of these costs transferred to FedEx Freight, while the remaining costs were retained by FedEx as stranded costs. Reductions to such costs are expected to be achieved through transition services agreements and cost management.
Beginning the first quarter of the Transition Period, FedEx realigned its internal reporting and management structure, resulting in the identification of two new reportable segments: Express U.S. Domestic and Express International. Prior to this change, these two segments comprised the Federal Express reportable segment. FedEx Dataworks, Inc., FedEx Office and Print Services, Inc., and FedEx Supply Chain, Inc.1 continued to be included in Corporate, other, and eliminations for segment reporting purposes for the periods presented. Certain data and technology expenses previously recorded under FedEx Dataworks have been reclassified into the U.S. Domestic segment. In addition, FedEx Logistics, Inc. (“FedEx Logistics”) was moved from Corporate, other, and eliminations to Express International. These changes reflect the realignment of FedEx’s organizational structure and reporting regularly provided to our chief operating decision maker to assess performance and allocate resources. These changes had no impact on the consolidated results of operations or financial position of FedEx.
For informational purposes only, the supplemental historical financial information presented herein has been recast to reflect the above changes to FedEx’s quarterly and annual operating results, quarterly and annual segment results, and other relevant information and statistics, for each of the calendar quarters ended March 31 and June 30, 2026. This unaudited financial information is based on the historical consolidated financial statements after giving effect to the change in fiscal year end, the presentation of the FedEx Freight business as discontinued operations, and the presentation of FedEx’s new reportable segments. This supplemental information should be read in conjunction with FedEx's Annual Report on Form 10-K for the year ended May 31, 2026 and FedEx’s quarterly report on Form 10-Q for the quarterly period ended February 28, 2026. The unaudited supplemental historical financial information contained herein does not represent a restatement or reissuance of previously issued financial statements and is not indicative of future or annual results.
1     On October 1, 2026, FedEx completed the sale of its FedEx Supply Chain business to CMA CGM Group for $1.4 billion as part of a strategic portfolio streamlining effort. Upon completion of the sale, FedEx no longer consolidates FedEx Supply Chain and FedEx Supply Chain is no longer included in Corporate, other, and eliminations.

Exhibit 99.1
FORWARD-LOOKING STATEMENTS
Certain statements in this Exhibit 99.1 may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements regarding expected cost savings, future financial targets, business strategies, and the assumptions underlying such expected cost savings, targets, strategies and statements. Forward-looking statements include those preceded by, followed by or that include the words “will,” “may,” “could,” “would,” “should,” “believes,” “expects,” “forecasts,” “anticipates,” “plans,” “estimates,” “targets,” “projects,” “intends,” “determined to,” or similar expressions. Such forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from historical experience or from future results expressed or implied by such forward-looking statements. Potential risks and uncertainties include, but are not limited to, economic conditions in the global markets in which we operate; uncertainty and additional volatility in the global trade environment; our ability to successfully implement our business strategies and global transformation program and network optimization initiatives, including Network 2.0 and Tricolor, effectively respond to changes in market dynamics, and achieve the anticipated benefits of such strategies and actions; our ability to achieve our cost reduction initiatives and financial performance goals, including our 2029 financial performance targets; our ability to achieve the anticipated benefits of the tax-free full separation of the FedEx Freight business into a new publicly traded company (the “FedEx Freight Spin-Off”); the possibility of disruption, including changes to existing business relationships, disputes, litigation, or unanticipated costs in connection with the FedEx Freight Spin-Off; the timing and amount of any costs or benefits or any specific outcome, transaction, or change (of which there can be no assurance), or the terms, timing, and structure thereof, related to our global transformation program and other ongoing reviews and initiatives; a significant data breach or other disruption to our technology infrastructure; damage to our reputation or loss of brand equity; our ability to meet our labor and purchased transportation needs while controlling related costs; failure of third-party service providers to perform as expected, or disruptions in our relationships with those providers or their provision of services to FedEx; the effect of any international conflicts or terrorist activities, including as a result of the current conflicts between Russia and Ukraine and in the Middle East; evolving or new U.S. domestic or international laws and government regulations, policies, and actions, including regulatory and/or legal compliance requirements that can affect our ability to efficiently or fully utilize our aircraft; changes in fuel prices or currency exchange rates, including significant increases in fuel prices as a result of the ongoing conflicts between Russia and Ukraine and in the Middle East and other geopolitical and regulatory developments; the effect of intense competition; our ability to match capacity to shifting volume levels; an increase in self-insurance accruals and expenses; failure to receive or collect expected insurance coverage; loss or delay in the collection of accounts receivable, including those related to tariffs in light of recent judicial rulings; the effect of technology developments, including autonomous technology and artificial intelligence; our ability to effectively operate, integrate, leverage, and grow acquired businesses and complete and realize the anticipated benefits of acquisitions and other strategic transactions including FedEx's investment in InPost, as a consortium member, and related commercial agreements; noncash impairment charges related to our goodwill and certain deferred tax assets; the future rate of e-commerce growth; future guidance, regulations, interpretations, challenges, or judicial decisions related to tariffs and our tax positions; labor-related disruptions; legal challenges or changes related to service providers contracted to conduct certain linehaul and pickup-and-delivery operations and the drivers providing services on their behalf and the coverage of U.S. employees at Federal Express Corporation under the Railway Labor Act of 1926, as amended; our ability to quickly and effectively restore operations following adverse weather or a localized disaster or disturbance in a key geography; the effects of a widespread outbreak of an illness or any other communicable disease or public health crises; any liability resulting from and the costs of defending against litigation, including refunds of tariffs; our ability to achieve or demonstrate progress on our goal of carbon-neutral operations by 2040; successful completion of future stock repurchases; and other factors which can be found in FedEx Corp.’s and its subsidiaries’ press releases and FedEx Corp.’s filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended May 31, 2026 and subsequent Quarterly Reports on Form 10-Q. Any forward-looking statement speaks only as of the date on which it is made. We do not undertake or assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

FEDEX CORPORATION
QUARTERLY STATEMENTS OF INCOME
RECASTED TO REFLECT CHANGE IN FISCAL YEAR END TO DECEMBER 31
RECASTED TO PRESENT FEDEX FREIGHT AS DISCONTINUED OPERATIONS
RECASTED TO PRESENT NEW SEGMENT REPORTING STRUCTURE
(IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
(unaudited)

	2026
	First Quarter	Second Quarter
REVENUE:
Express U.S. Domestic segment	$13,553	$14,927
Express International segment	6,571	7,335
Corporate, other, and eliminations	664	668
TOTAL REVENUE	20,788	22,930
OPERATING EXPENSES:
Salaries and employee benefits	7,521	7,548
Purchased transportation	5,373	6,125
Rentals and landing fees	1,141	1,175
Depreciation and amortization	1,004	978
Fuel	820	1,344
Maintenance and repairs	713	757
Other, net	3,297	3,676
TOTAL OPERATING EXPENSES	19,869	21,603
OPERATING INCOME:
Express U.S. Domestic segment	880	1,379
Express International segment	119	108
Corporate, other, and eliminations	(80)	(160)
TOTAL OPERATING INCOME	919	1,327
OTHER INCOME (EXPENSE):
Other retirement plans income	56	839
Interest, net	(128)	(110)
Other nonoperating, net	(14)	4,533
TOTAL OTHER INCOME (EXPENSE)	(86)	5,262
INCOME BEFORE INCOME TAXES	833	6,589
PROVISION FOR INCOME TAXES	114	515
INCOME FROM CONTINUING OPERATIONS	719	6,074
INCOME FROM DISCONTINUED OPERATIONS, NET OF TAXES	57	55
NET INCOME	$776	$6,129

Continuing operations	$3.02	$25.37
Discontinued operations	0.24	0.23
BASIC EARNINGS PER COMMON SHARE	$3.26	$25.60

Continuing operations	$2.99	$25.05
Discontinued operations	0.23	0.23
DILUTED EARNINGS PER COMMON SHARE	$3.22	$25.28

DIVIDENDS DECLARED PER COMMON SHARE	$1.44	$1.19

EXPRESS U.S. DOMESTIC SEGMENT
QUARTERLY STATEMENTS OF INCOME
RECASTED TO REFLECT CHANGE IN FISCAL YEAR END TO DECEMBER 31
RECASTED TO PRESENT FEDEX FREIGHT AS DISCONTINUED OPERATIONS
RECASTED TO PRESENT NEW SEGMENT REPORTING STRUCTURE
(IN MILLIONS)
(unaudited)

	2026
	First Quarter	Second Quarter
REVENUE:
U.S. Package:
U.S. priority	$2,858	$3,121
U.S. deferred	1,372	1,441
U.S. ground	8,764	9,777
Total package revenue	12,994	14,339
U.S. Freight	317	349
Other	242	239
TOTAL REVENUE(1)	13,553	14,927
OPERATING EXPENSES:
Salaries and employee benefits	4,785	4,791
Purchased transportation	3,700	4,199
Rentals and landing fees	667	687
Depreciation and amortization	666	641
Fuel	279	440
Maintenance and repairs	471	500
Other, net	2,105	2,290
TOTAL OPERATING EXPENSES	12,673	13,548
OPERATING INCOME	$880	$1,379
OPERATING MARGIN(1)	6.5%	9.2%

(1)     Amounts reflected are from continuing operations.

EXPRESS U.S. DOMESTIC SEGMENT
QUARTERLY OPERATING STATISTICS
RECASTED TO REFLECT CHANGE IN FISCAL YEAR END TO DECEMBER 31
RECASTED TO PRESENT FEDEX FREIGHT AS DISCONTINUED OPERATIONS
RECASTED TO PRESENT NEW SEGMENT REPORTING STRUCTURE
(IN THOUSANDS, EXCEPT YIELD AMOUNTS)
(unaudited)

	2026
	First Quarter	Second Quarter
Package Statistics
Average daily package volume (ADV):(1)
U.S. priority	1,643	1,703
U.S. deferred	1,070	1,081
U.S. ground commercial	4,205	4,481
U.S. ground home delivery/economy	6,798	7,052
Total U.S. domestic ADV	13,716	14,317
Revenue per package (yield):
U.S. priority	$27.61	$28.63
U.S. deferred	20.35	20.82
U.S. ground	12.64	13.25
Total U.S. domestic composite	$15.04	$15.65
Freight Statistics
Average daily freight pounds:
U.S. freight	2,107	2,290
Revenue per pound (yield):
U.S. freight	$2.39	$2.38

Operating Days(2)	63	64

(1)     ADV is calculated on a 5-day-per-week basis.
(2)     Operating days for the quarters ending March 31, June 30, September 30 and December 31 for calendar year 2027 are expected to be 63, 64, 64, and 63, respectively. Operating days for the quarters ending September 30, and December 31 for calendar year 2026 are expected to be 64 and 64, respectively.

EXPRESS INTERNATIONAL SEGMENT
QUARTERLY STATEMENTS OF INCOME
RECASTED TO REFLECT CHANGE IN FISCAL YEAR END TO DECEMBER 31
RECASTED TO PRESENT FEDEX FREIGHT AS DISCONTINUED OPERATIONS
RECASTED TO PRESENT NEW SEGMENT REPORTING STRUCTURE
(IN MILLIONS)
(unaudited)

	2026
	First Quarter	Second Quarter
REVENUE:
Package:
International priority	$2,373	$2,694
International economy	1,460	1,607
International domestic(1)	1,146	1,176
Total package revenue	4,979	5,477
Freight:
International priority	656	743
International economy	564	613
Total freight revenue	1,220	1,356
Other	372	502
TOTAL REVENUE(2)	6,571	7,335
OPERATING EXPENSES:
Salaries and employee benefits	2,277	2,303
Purchased transportation	1,626	1,861
Rentals and landing fees	372	381
Depreciation and amortization	310	300
Fuel	541	903
Maintenance and repairs	215	227
Other, net	1,111	1,252
TOTAL OPERATING EXPENSES	6,452	7,227
OPERATING INCOME	$119	$108
OPERATING MARGIN(2)	1.8%	1.5%

(1) International domestic revenue and statistics relate to FedEx’s international intra-country operations.
(2) Amounts reflected are from continuing operations.

EXPRESS INTERNATIONAL SEGMENT
QUARTERLY OPERATING STATISTICS
RECASTED TO REFLECT CHANGE IN FISCAL YEAR END TO DECEMBER 31
RECASTED TO PRESENT FEDEX FREIGHT AS DISCONTINUED OPERATIONS
RECASTED TO PRESENT NEW SEGMENT REPORTING STRUCTURE
(IN THOUSANDS, EXCEPT YIELD AMOUNTS)
(unaudited)

	2026
	First Quarter	Second Quarter
Package Statistics
Average daily package volume (ADV):(1)
International priority	554	581
International economy	576	597
International domestic(2)	1,721	1,676
Total ADV	2,851	2,854
Revenue per package (yield):
International priority	$68.01	$72.45
International economy	40.26	42.07
International domestic(2)	10.57	10.96
Composite package yield	$27.73	$29.98
Freight Statistics
Average daily freight pounds:
International priority	4,999	5,248
International economy	12,256	12,719
Total average daily freight pounds	17,255	17,967
Revenue per pound (yield):
International priority	$2.08	$2.21
International economy	0.73	0.75
Composite freight yield	$1.12	$1.18

Operating Days(3)	63	64

(1) ADV is calculated on a 5-day-per-week basis.
(2) International domestic revenue and statistics relate to FedEx’s international intra-country operations.
(3) Operating days for the quarters ending March 31, June 30, September 30 and December 31 for calendar year 2027 are expected to be 63, 64, 64, and 63, respectively. Operating days for the quarters ending September 30, and December 31 for calendar year 2026 are expected to be 64 and 64, respectively.

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES
The supplemental historical financial information within this Exhibit 99.1 is presented in accordance with accounting principles generally accepted in the United States (“GAAP” or “reported”). To supplement the reporting of the information determined in accordance with GAAP with certain non-GAAP (or “adjusted”) financial measures, included in tables below are the adjusted operating income and margin, income taxes, net income, and diluted earnings per share, adjusted Express U.S. Domestic segment operating income and margin, and adjusted Express International segment operating income and margin for the calendar quarters ended March 31 and June 30, 2026. These financial measures are provided on a continuing operations basis to assist investors with assessing trends in FedEx’s underlying businesses and exclude the impact of discontinued operations, as well as the impact of the following items (as applicable), which are unrelated to FedEx’s core operating performance:
•Gain/Loss on retained investment in FedEx Freight: On June 1, 2026, FedEx completed the spin-off of FedEx Freight into an independent, publicly traded company (the “Spin-Off”). Following the Spin-Off, we retained a 19.9% ownership interest in FedEx Freight, which is accounted for as an equity security and recorded at fair value. Changes in fair value are recognized through net income.
•Restructuring, exit and other costs incurred: These costs relate to the multi-year restructuring, business realignment, and exit activities designed to improve operating efficiency, reduce costs, or optimize FedEx’s business portfolio. These costs also include those related to aircraft impairment, the Spin-Off, and FedEx’s change in fiscal year end from May 31 to December 31. These costs were primarily related to severance, incentive payments to contracted service providers, and professional services.

•     Mark-To-Market (“MTM”) adjustments for retirement plan accounting: FedEx’s defined benefit pension plans are measured using actuarial techniques that reflect management’s assumptions for expected returns on assets (“EROA”), discount rate, and demographic experience such as salary increases, expected retirement, mortality, and employee turnover. Differences between these assumptions and actual experience are recognized through MTM accounting.

The income tax effect of these costs is calculated based upon the tax laws and statutory income tax rates applicable in the tax jurisdiction(s) of the underlying non-GAAP adjustment. The impact of these non-GAAP items on the company's effective tax rate represents the difference in the effective tax rate calculated with and without the non-GAAP adjustment.
These adjusted financial measures facilitate analysis and comparisons of FedEx’s ongoing business operations because they exclude items that may not be indicative of, or are unrelated to, the company's and business segments' core operating performance, and may assist investors with comparisons to prior periods and assessing trends in FedEx’s underlying businesses. These adjustments are consistent with how management views the businesses. Management uses these non-GAAP financial measures in making financial, operating, and planning decisions and evaluating the company's and each business segments' ongoing performance.
These non-GAAP financial measures are intended to supplement and should be read together with, and are not an alternative or substitute for, and should not be considered superior to, the reported financial results. Accordingly, users of the financial statements should not place undue reliance on these non-GAAP financial measures. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies' non-GAAP financial measures having the same or similar names. As required by SEC rules, the tables below present a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures for each period presented.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
RECASTED TO REFLECT CHANGE IN FISCAL YEAR END TO DECEMBER 31
RECASTED TO PRESENT FEDEX FREIGHT AS DISCONTINUED OPERATIONS
RECASTED TO PRESENT NEW SEGMENT REPORTING STRUCTURE
(IN MILLIONS, EXCEPT OPERATING MARGIN AMOUNTS)
(unaudited)
FIRST QUARTER CALENDAR 2026

FedEx Corporation

					Diluted Earnings Per Share
	Operating		Income Taxes(1)	Net Income(2)
Dollars in millions, except EPS	Income	Margin
GAAP measure	$919	4.4%	$114	$719	$2.99
Restructuring, exit and other costs(3)	82	0.4%	20	63	0.26
Non-GAAP measure	$1,001	4.8%	$134	$782	$3.25

Express U.S. Domestic Segment

	Operating
Dollars in millions	Income	Margin
GAAP measure	$880	6.5%
Restructuring, exit and other costs(3)	59	0.4%
Non-GAAP measure	$939	6.9%

Express International Segment

	Operating
Dollars in millions	Income	Margin
GAAP measure	$119	1.8%
Restructuring, exit and other costs(3)	23	0.4%
Non-GAAP measure	$142	2.2%

(1) Income taxes are based on the company’s approximate statutory tax rates applicable to each transaction.
(2) Effect of “Other income (expense)” on net income amount not shown.
(3) These expenses were recognized at Express U.S. Domestic, Express International, and Corporate, other, and eliminations.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
RECASTED TO REFLECT CHANGE IN FISCAL YEAR END TO DECEMBER 31
RECASTED TO PRESENT FEDEX FREIGHT AS DISCONTINUED OPERATIONS
RECASTED TO PRESENT NEW SEGMENT REPORTING STRUCTURE
(IN MILLIONS, EXCEPT OPERATING MARGIN AMOUNTS)
(unaudited)
SECOND QUARTER CALENDAR 2026

FedEx Corporation

					Diluted Earnings Per Share
	Operating		Income Taxes(1)	Net Income(2)
Dollars in millions, except EPS	Income	Margin
GAAP measure	$1,327	5.8%	$515	$6,074	$25.05
Restructuring, exit and other costs(4)	295	1.3%	67	229	0.94
Gain on retained investment in FedEx Freight(3)	—	—%	—	(4,492)	(18.52)
MTM retirement plans accounting adjustment(3)	—	—%	(183)	(604)	(2.49)
Non-GAAP measure	$1,622	7.1%	$399	$1,207	$4.98

Express U.S. Domestic Segment

	Operating
Dollars in millions	Income	Margin
GAAP measure	$1,379	9.2%
Restructuring, exit and other costs(4)	151	1.1%
Non-GAAP measure	$1,530	10.3%

Express International Segment

	Operating
Dollars in millions	Income	Margin
GAAP measure	$108	1.5%
Restructuring, exit and other costs(4)	125	1.7%
Non-GAAP measure	$233	3.2%

(1) Income taxes are based on the company’s approximate statutory tax rates applicable to each transaction.
(2) Effect of “Other income (expense)” on net income amount not shown.
(3) These expenses were recognized at Corporate, other, and eliminations.
(4) These expenses were recognized at Express U.S. Domestic, Express International, and Corporate, other, and eliminations.